Exhibit 10.6

VIE Confirmation Agreement

This VIE Confirmation Agreement（the “Agreement”）is entered into as of September 10, 2020 by and among the following parties:

1.	Beijing Zhongchao Zhongxing Technology Co.,Ltd. (the “WFOE”);
2.	Zhongchao Medical Technology (Shanghai) Co., Ltd. (“Zhongchao”);
3.	Each of the parties listed under Schedule (each, a “Shareholder” and collectively, the “Shareholders”)

WHEREAS, the WFOE, Zhongchao and Shareholders have entered into Business Cooperation Agreement, Exclusive Option Agreement, Equity Interest Pledge Agreement and Proxy Agreement and Power of Attorney dated August 14, 2019 (the “Original VIE Agreement”);

WHEREAS, Yantai Hanfujingfei Investment Centre (LP) no longer holds any shares of Zhongchao from December 2, 2019, and Xiangxiu Wang, Zhiheng Wang, Shanghai Haoxi Investment Management LP, Ltd., Ningbo Meishang Bonded Port Area Mijia Equity Investment LP, Ltd., Shenzhen Suiziyabo Equity Investment Centre (LP), Zhuhai Hengqinanci Culture Interconnection Equity Investment Fund LP, Ltd., Zhuhai Huyu Online Phase I Mobile Internet Investment Fund (LP), Zhuhai Henghui Investment LP, Ltd. and KAISA Jiayun Technology Inc. no longer hold any shares of Zhongchao from August 6, 2020;

Now the parties sign this Agreement to confirm the termination of the Original VIE Agreement, which shall be terminated when this Agreement is signed.

[No text below, Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties have duly executed this VIE Confirmation Agreement on the date appearing at the head hereof.

Beijing Zhongchao Zhongxing Technology Co., Ltd.

Company seal：/s/ Beijing Zhongchao Zhongxing Technology Co., Ltd.

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IN WITNESS WHEREOF, the Parties have duly executed this VIE Confirmation Agreement on the date appearing at the head hereof.

Zhongchao Medical Technology (Shanghai) Co., Ltd.

Company seal: /s/ Zhongchao Medical Technology (Shanghai) Co., Ltd.

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IN WITNESS WHEREOF, the Parties have duly executed this VIE Confirmation Agreement on the date appearing at the head hereof.

Weiguang Yang

Signature: /s/ Weiguang Yang.

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IN WITNESS WHEREOF, the Parties have duly executed this VIE Confirmation Agreement on the date appearing at the head hereof.

Xiangxiu Wang

Signature: /s/ Xiangxiu Wang.

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IN WITNESS WHEREOF, the Parties have duly executed this VIE Confirmation Agreement on the date appearing at the head hereof.

Zhiheng Wang

Signature: /s/ Zhiheng Wang.

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IN WITNESS WHEREOF, the Parties have duly executed this VIE Confirmation Agreement on the date appearing at the head hereof.

Shanghai Xingzhong Investment Management LP, Ltd.

Company seal: /s/ Shanghai Xingzhong Investment Management LP, Ltd.

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IN WITNESS WHEREOF, the Parties have duly executed this VIE Confirmation Agreement on the date appearing at the head hereof.

Shanghai Haoxi Investment Management LP, Ltd.

Company seal: /s/ Shanghai Haoxi Investment Management LP, Ltd.

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IN WITNESS WHEREOF, the Parties have duly executed this VIE Confirmation Agreement on the date appearing at the head hereof.

Yantai Hanfujingfei Investment Centre (LP)

Company seal：/s/ Yantai Hanfujingfei Investment Centre (LP)

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IN WITNESS WHEREOF, the Parties have duly executed this VIE Confirmation Agreement on the date appearing at the head hereof.

Ningbo Meishang Bonded Port Area Mijia Equity Investment LP, Ltd.

Company seal: /s/ Ningbo Meishang Bonded Port Area Mijia Equity Investment LP, Ltd.

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IN WITNESS WHEREOF, the Parties have duly executed this VIE Confirmation Agreement on the date appearing at the head hereof.

Shenzhen Suiziyabo Equity Investment Centre (LP)

Company seal: /s/ Shenzhen Suiziyabo Equity Investment Centre (LP)

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IN WITNESS WHEREOF, the Parties have duly executed this VIE Confirmation Agreement on the date appearing at the head hereof.

Zhuhai Hengqinanci Culture Interconnection Equity Investment Fund LP, Ltd.

Company seal: /s/ Zhuhai Hengqinanci Culture Interconnection Equity Investment Fund LP, Ltd.

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IN WITNESS WHEREOF, the Parties have duly executed this VIE Confirmation Agreement on the date appearing at the head hereof.

Zhuhai Huyu Online Phase I Mobile Internet Investment Fund (LP)

Company seal: /s/ Zhuhai Huyu Online Phase I Mobile Internet Investment Fund (LP)

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IN WITNESS WHEREOF, the Parties have duly executed this VIE Confirmation Agreement on the date appearing at the head hereof.

Zhuhai Henghui Investment LP, Ltd.

Company seal: /s/ Zhuhai Henghui Investment LP, Ltd.

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IN WITNESS WHEREOF, the Parties have duly executed this VIE Confirmation Agreement on the date appearing at the head hereof.

KAISA Jiayun Technology Inc.

Company seal: /s/ KAISA Jiayun Technology Inc.

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SCHEDULE

Shareholders

No.	Name	No.

1.	Weiguang Yang	362227198206170314
2.	Xiangxiu Wang	360202197402214042
3.	Zhiheng Wang	430104195903153010
4.	Shanghai Xingzhong Investment Management LP, Ltd.	913101143584694449
5.	Shanghai Haoxi Investment Management LP, Ltd.	91310114MA1GT02C24
6.	Yantai Hanfujingfei Investment Centre (LP)	91370600MA3CD6XA2D
7.	Ningbo Meishang Bonded Port Area Mijia Equity Investment LP, Ltd.	91330206MA2AEPGF97
8.	Shenzhen Suiziyabo Equity Investment Centre (LP)	91440300350028521M
9.	Zhuhai Hengqinanci Culture Interconnection Equity Investment Fund LP, Ltd.	91440400303818141B
10.	Zhuhai Huyu Online Phase I Mobile Internet Investment Fund (LP)	91440400334834574D
11.	Zhuhai Henghui Investment LP, Ltd.	914404003455413203
12.	KAISA Jiayun Technology Inc.	91441900738599734U

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